UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
MAY 1, 2007

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-13368	37-1103704
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1515 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of principal executive offices)	(Zip Code)

(217) 234-7454
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 1, 2007, First Mid-Illinois Bancshares, Inc. (“the Company”) entered into an Employment Agreement, effective May 1, 2007 and continuing for three years, until April 30, 2010, with Laurel G. Allenbaugh under which Ms. Allenbaugh agrees to continue to serve as Senior Vice President of First Mid Bank (“the Allenbaugh Agreement”). Under the Allenbaugh Agreement, Ms. Allenbaugh will receive an annual base salary of $103,000 and will participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan. The Allenbaugh Agreement also provides Ms. Allenbaugh with severance benefits in the event of the termination of her employment under certain circumstances and contains confidentiality and non-competition and non-solicitation provisions. The Allenbaugh Agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

On May 1, 2007, the Company entered into an Employment Agreement, effective May 1, 2007 and continuing for three years, until April 30, 2010, with Michael L. Taylor under which Mr. Taylor agrees to continue to serve as Executive Vice President of First Mid Bank (“the Taylor Agreement”). Under the Taylor Agreement, Mr. Taylor will receive an annual base salary of $137,000 and will participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan. The Taylor Agreement also provides Mr. Taylor with severance benefits in the event of the termination of his employment under certain circumstances and contains confidentiality and non-competition and non-solicitation provisions. The Taylor Agreement is filed as Exhibit 10.2 and is incorporated by reference herein.

On May 1, 2007, the Company entered into an Employment Agreement, effective May 1, 2007 and continuing for three years, until April 30, 2010, with Christie L. Wright under which Ms. Wright agrees to continue to serve as Vice President of First Mid Bank (“the Wright Agreement”). Under the Wright Agreement, Ms. Wright will receive an annual base salary of $76,000 and will participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan. The Wright Agreement also provides Ms. Wright with severance benefits in the event of the termination of her employment under certain circumstances and contains confidentiality and non-competition and non-solicitation provisions. The Wright Agreement is filed as Exhibit 10.3 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit 10.1 - Employment Agreement between First Mid-Illinois Bancshares, Inc. and Laurel G. Allenbaugh effective May 1, 2007.

Exhibit 10.2 - Employment Agreement between First Mid-Illinois Bancshares, Inc. and Michael L. Taylor effective May 1, 2007.

Exhibit 10.3 - Employment Agreement between First Mid-Illinois Bancshares, Inc. and Christie L. Wright effective May 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

           FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: May 3, 2007            /s/ William S. Rowland

                 William S. Rowland
                 Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Employment Agreement between First Mid-Illinois Bancshares, Inc. and Laurel G. Allenbaugh
10.2	Employment Agreement between First Mid-Illinois Bancshares, Inc. and Michael L. Taylor
10.3	Employment Agreement between First Mid-Illinois Bancshares, Inc. and Christie L. Wright